TRAVELERS VARIABLE LIFE

                             MAY 3, 2004 PROSPECTUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                            ISSUED TO INDIVIDUALS BY:
  THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL (A SEPARATE ACCOUNT)

                                       OR

                    THE TRAVELERS LIFE AND ANNUITY COMPANY --
                 THE TRAVELERS FUND UL II (A SEPARATE ACCOUNT)

This prospectus describes information you should know before you purchase Travelers Variable Life, a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC) or The Travelers Life and Annuity Company (TLAC). TLAC does not solicit or issue insurance products in the state of New York. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. The following Investment Options are currently available:

Capital Appreciation Fund                                        PUTNAM VARIABLE TRUST
Managed Assets Trust                                                Putnam VT Small Cap Value Fund -- Class IB Shares
Money Market Portfolio                                           SCUDDER INVESTMENT VIT FUNDS
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                EAFE(R) Equity Index Fund -- Class A Shares
   AllianceBernstein Premier Growth Portfolio -- Class B            Small Cap Index Fund -- Class A Shares
AMERICAN FUNDS INSURANCE SERIES                                  SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Global Growth Fund -- Class 2 Shares                             Multiple Discipline Portfolio -- All Cap Growth and Value
   Growth Fund -- Class 2 Shares                                    Multiple Discipline Portfolio -- Balanced All Cap Growth
   Growth-Income Fund -- Class 2 Shares                               and Value
DELAWARE VIP TRUST                                               THE MERGER FUND VL
   Delaware VIP REIT Series -- Standard Class                       The Merger Fund VL
DREYFUS VARIABLE INVESTMENT FUND                                 THE TRAVELERS SERIES TRUST
   Dreyfus Variable Investment Fund -- Appreciation Portfolio --    Convertible Securities Portfolio
     Initial Shares                                                 Equity Income Portfolio
   Dreyfus Variable Investment Fund -- Developing Leaders           Large Cap Portfolio
     Portfolio -- Initial Shares                                    MFS Mid Cap Growth Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                Pioneer Fund Portfolio(2)
   Franklin Small Cap Fund -- Class 2 Shares                        U.S. Government Securities Portfolio
   Mutual Shares Securities Fund -- Class 2 Shares               TRAVELERS SERIES FUND INC.
   Templeton Developing Markets Securities Fund -- Class 2          AIM Capital Appreciation Portfolio
     Shares                                                         MFS Total Return Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares              Pioneer Strategic Income Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST                              Smith Barney Aggressive Growth Portfolio
   Goldman Sachs Capital Growth Fund(1)                             Smith Barney High Income Portfolio
GREENWICH STREET SERIES FUND                                        Smith Barney Large Cap Value Portfolio
   Equity Index Portfolio -- Class I Shares                         Smith Barney Large Capitalization Growth Portfolio
   Fundamental Value Portfolio                                      Strategic Equity Portfolio
JANUS ASPEN SERIES                                               VAN KAMPEN LIFE INVESTMENT TRUST
   Global Technology Portfolio -- Service Shares                    Comstock Portfolio Class II Shares
   Mid Cap Growth Portfolio -- Service Shares                       Emerging Growth Portfolio Class I Shares
LAZARD RETIREMENT SERIES, INC.                                   VARIABLE INSURANCE PRODUCTS FUND II
   Lazard Retirement Small Cap Portfolio                            Contrafund(R) Portfolio -- Service Class
PIMCO VARIABLE INSURANCE TRUST                                   VARIABLE INSURANCE PRODUCTS FUND III
   Total Return Portfolio -- Administrative Class                   Mid Cap Portfolio -- Service Class 2
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares

--------------
(1)     Formerly Ayco Growth Fund                               (2)  Formerly Utilities Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, One Cityplace, 3CP, Connecticut 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS...........................      4
Policy Summary ..........................................................      4
Principal Policy Benefits................................................      4
Principal Policy Risks...................................................      5
Fund Company Risks.......................................................      6
FEE TABLES...............................................................      7
Transaction Fees.........................................................      7
Periodic Charges other than Fund Operating Expenses......................      8
Charges for Optional Riders..............................................      9
Fund Charges and Expenses................................................     12
DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS AND FUNDS................     17
The Insurance Companies..................................................     17
The Separate Accounts and Their Investment Options.......................     17
The Funds................................................................     17
Voting Rights............................................................     23
Conflicts of Interest....................................................     23
The Fixed Account........................................................     23
POLICY CHARGES AND DEDUCTIONS............................................     24
Charges Against Premium..................................................     24
Charges Against Cash Value...............................................     24
Charges Against the Separate Account.....................................     26
Fund Charges.............................................................     26
Modification, Reserved Rights and Other Charges..........................     26
POLICY DESCRIPTION.......................................................     27
Similar Policy Availability..............................................     27
Applying for a Policy....................................................     27
When Coverage Begins.....................................................     28
Right to Cancel..........................................................     28
Tax Free 'Section 1035' Exchanges........................................     28
Ownership/Policy Rights..................................................     28
PREMIUMS.................................................................     30
Amount, Frequency and Duration of Premium Payments.......................     30
Allocation of Premium Payments...........................................     30
VALUES UNDER YOUR POLICY.................................................     31
Cash Value...............................................................     31
Investment Option Valuation..............................................     31
Fixed Account Valuation..................................................     32
Loan Account Valuation...................................................     32
TRANSFERS................................................................     33
Transfers of Cash Value..................................................     33
Transfer of Cash Value from the Fixed Account to the Investment Options..     33
Transfer of Cash Value from the Investment Options to the Fixed Account..     33
Telephone Transfers......................................................     34
Dollar-Cost Averaging (DCA Program)......................................     34
Portfolio Rebalancing....................................................     34

DEATH BENEFIT............................................................     34
Death Benefit Examples...................................................     35
Changing the Death Benefit Option........................................     36
Paying the Death Benefit and Payment Options.............................     36
BENEFITS AT MATURITY.....................................................     37
OTHER BENEFITS...........................................................     37
Exchange Option..........................................................     37
Riders (Supplemental Insurance Benefits).................................     37
POLICY SURRENDERS........................................................     39
Full Surrender...........................................................     39
Partial Surrender........................................................     39
POLICY LOANS.............................................................     40
Loan Conditions..........................................................     40
Effects of Loans.........................................................     40
LAPSE AND REINSTATEMENT..................................................     41
Lapse....................................................................     41
Grace Period.............................................................     41
Lapse Protection Guarantee Rider.........................................     41
Lapse Protection Guarantee Rider (20 year)...............................     41
Reinstatement............................................................     42
FEDERAL TAX CONSIDERATIONS...............................................     42
Potential Benefits of Life Insurance.....................................     42
Tax Status of the Policy.................................................     43
Tax Treatment of Policy Benefits.........................................     44
OTHER TAX CONSIDERATIONS.................................................     46
Insurable Interest.......................................................     46
The Company's Income Taxes...............................................     46
Alternative Minimum Tax..................................................     46
OTHER POLICY INFORMATION.................................................     46
Payment and Suspension of Valuation......................................     46
Policy Statements........................................................     47
Limits on Right to Contest and Suicide Exclusion.........................     47
Misstatement as to Sex and Age...........................................     47
Policy Changes...........................................................     47
Distribution.............................................................     47
Emergency Procedure......................................................     48
Restrictions on Financial Transactions...................................     49
LEGAL PROCEEDINGS........................................................     49
FINANCIAL STATEMENTS.....................................................     49
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS............    A-1
APPENDIX B: SURRENDER PENALTIES FOR ALL POLICIES EXCEPT THOSE
            ISSUED IN NEW YORK...........................................    B-1
APPENDIX C: SURRENDER PENALTIES FOR ALL POLICIES ISSUED IN NEW YORK......    C-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Variable Life is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     o    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

          o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.

          o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

     o    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

     o    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     o    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     o    The Fixed Account

          You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

     o    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     o    Payment Options

          You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

     o    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     o    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     o    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     o    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     o    Exchange Option

          During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

     o    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Cash Value and Death Benefit can change over time and how the investment performance of the Funds impact the Cash Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

     o    Riders (Supplemental Insurance Benefits)

          You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

                             PRINCIPAL POLICY RISKS

     o    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     o    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

     o    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     o    Policy Withdrawal Limitations

          Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     o    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     o    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     o    Policy is not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

     o    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS

     o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

     o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

          A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

          There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

              CHARGE                  WHEN WE DEDUCT THE CHARGE                      AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

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Front-End Sales Charge on Stated     Upon receipt of each        Current Charge:           1.50% of each Premium Payment
Amounts
                                                                 ---------------------------------------------------------
Plus Primary Insured Term Rider      Premium Payment             GUARANTEED CHARGE:        1.50% OF EACH PREMIUM PAYMENT
$50,000 -- $4,999,999
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Sales Charge on Stated Amounts       Not applicable              Current Charge:           0%
                                                                 ---------------------------------------------------------
Plus Primary Insured Term Rider                                  GUARANTEED CHARGE:        0%
$5,000,000+
--------------------------------------------------------------------------------------------------------------------------

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Premium Tax Charge                   Upon receipt of each        Current Charge:           2.25% of each Premium Payment
                                                                 ---------------------------------------------------------
                                     Premium Payment             GUARANTEED CHARGE:        2.25% OF EACH PREMIUM PAYMENT
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Federal Deferred Acquisition Cost    Upon receipt of each        Current Charge:           1.25% of each Premium Payment
                                                                 ---------------------------------------------------------
Charge                               Premium Payment             GUARANTEED CHARGE:        1.25% OF EACH PREMIUM PAYMENT
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Surrender Charge(1) (decreases       When you fully or           Current Charge:           Rates per $1000 of Stated
over a 10-year period -- see         partially surrender your                              Amount for First Year of
Appendix B and Appendix C)           Policy within the first                               Coverage:
                                     ten (10) Policy Years and                             Minimum: $2.04(2)
                                     for the first ten (10)                                Maximum: $25.40(3)
                                     Policy Years after an
                                     increase in Stated Amount
                                                                 ---------------------------------------------------------
                                                                 GUARANTEED CHARGE:        RATES PER $1000 OF STATED
                                                                                           AMOUNT FOR FIRST YEAR OF
                                                                                           COVERAGE:
                                                                                           MINIMUM: $2.04(2)
                                                                                           MAXIMUM: $25.40(3)
                                                                 ---------------------------------------------------------
                                                                 Sample Charge for a       Rates per $1000 of Stated
                                                                 47-year-old male,         Amount for First Year of
                                                                 non-smoker, preferred     Coverage:
                                                                 risk class, with death    Current: $8.14
                                                                 benefit option 1 and a    Guaranteed: $8.14
                                                                 $600,000 face amount:
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Decrease of Stated Amount(1)         When a decrease in Stated   Current Charge:           Rates per $1000 of decrease
(decreases over a 10-year period --  Amount is requested                                   in Stated Amount for the
see Appendix B and Appendix C)                                                             First Year of Coverage:
                                                                                           Minimum: $2.04(2)
                                                                                           Maximum: $ 25.40(3)
                                                                 ---------------------------------------------------------
                                                                 GUARANTEED CHARGE:        RATES PER $1000 OF DECREASE
                                                                                           IN STATED AMOUNT FOR FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $2.04(2)
                                                                                           MAXIMUM: $25.40(3)
                                                                 ---------------------------------------------------------
                                                                 Sample Charge for a       Rates per $1000 of decrease
                                                                 47-year-old male,         in Stated Amount for First
                                                                 non-smoker, preferred     Year of Coverage:
                                                                 risk class, with death    Current: $8.14
                                                                 benefit option 1 and a    Guaranteed: $8.14
                                                                 $600,000 face amount:
                                                                 ---------------------------------------------------------

--------------

(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.

(2) Sample charge for any insured less than a year old regardless of sex, risk class or underwriting.

(3) Sample charge for any insured age 85-years old regardless of sex, risk class or underwriting.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

             CHARGE                WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

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Cost of Insurance Charge (COI(1)) Monthly on the Deduction    Current Charge:              Rates per $1000 of Net Amount
                                  Day                                                      At Risk for the First Year of
                                                                                           Coverage:
                                                                                           Minimum: $0.0571(2)
                                                                                           Maximum: $57.8023(3)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           RATES PER $1000 OF NET AMOUNT
                                                                                           AT RISK FOR FIRST YEAR OF
                                                                                           COVERAGE:
                                                                                           MINIMUM: $0.0571(2)
                                                                                           MAXIMUM: $77.1471(3)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Rates per $1000 of Net Amount
                                                              47-year-old male,            At Risk for First Year of
                                                              non-smoker, preferred risk   Coverage:
                                                              class, with death benefit    Current: $0.2649
                                                              option 1 and a $600,000      Guaranteed: $0.4622
                                                              face amount:
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Policy Administrative Expense     Monthly from Cash Value     Current Charge:              Monthly Rate per $1000 of
Charges (2 parts)                 for the first three (3)                                  Initial Stated Amount for the
                                  Policy Years on the                                      first three years of coverage
                                  Deduction Date and for                                   or for the three years
                                  three (3) Policy Years                                   following an increase in
                                  after an increase in                                     Stated Amount:
                                  Stated Amount.                                           Minimum: $0.08(4)
                                                                                           Maximum: $ 0.15(5)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           INITIAL STATED AMOUNT FOR THE
                                                                                           FIRST THREE YEARS OF COVERAGE
                                                                                           OR FOR THE THREE YEARS
                                                                                           FOLLOWING AN INCREASE IN
                                                                                           STATED AMOUNT:
                                                                                           MINIMUM: $0.08(4)
                                                                                           MAXIMUM: $0.15(5)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of
                                                              47-year-old male,            Initial Stated Amount for the
                                                              non-smoker, preferred        first three years of coverage
                                                              risk class, with death       or for the three years
                                                              benefit option 1 and a       following an increase in Stated
                                                              $600,000 face amount:        Amount:
                                                                                           Current: $0.09
                                                                                           Guaranteed: $0.09
-----------------------------------------------------------------------------------------------------------------------------
                                  Monthly from Cash Value     Current Charge:              $6.00 monthly charge until
                                  until the Maturity Date                                  the Maturity Date for Stated
                                                                                           Amounts less than $100,000
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           SAME AS CURRENT.
--------------------------------------------------------------------------------------------------------------------------

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Mortality and Expense Risk (M&E)  Daily from the unloaned     Current Charge:              0.85% on an annual basis of
Charge                            portion of the Cash Value                                the amounts in the Investment
                                                                                           Options for the first fifteen
                                                                                           (15) Policy Years and 0.20%
                                                                                           thereafter
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           SAME AS CURRENT.

             CHARGE                WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

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Policy Loan Cost                  Monthly from the Loan       Current Charge:              2.00% on an annual basis on
                                  Account                                                  the amount loaned for Policy
                                                                                           Years 1-15 and 1.00% on the
                                                                                           amount loaned for Policy
                                                                                           Years 16 and later(6)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           SAME AS CURRENT
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------

(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). Cost of insurance rates generally increase each Policy Year. The cost of insurance rates listed do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)  Sample charge for a 9-year-old female with death benefit option 1.

(3) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

(4) Sample charge for any insured with an issue age less than 47 years old regardless of sex, risk class or underwriting.

(5) Sample charge for any insured with issue ages between 60-85 years old (inclusive) regardless of sex, risk class or underwriting.

(6) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

             CHARGE                WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

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Accidental Death Benefit Rider #  Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of
                                  portion of the Cash Value                                Term Amount:
                                  on the Deduction Date                                    Minimum: $0.0792(3)
                                                                                           Maximum: $0.1540(4)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT:
                                                                                           MINIMUM: $0.0792(3)
                                                                                           MAXIMUM: $0.1540(4)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of
                                                              47-year-old male,            Term Amount:
                                                              non-smoker, preferred risk   Current: $0.1056
                                                              class, with death benefit    Guaranteed: $0.1056
                                                              option 1 and a $600,000
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

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Accelerated Death Benefit Rider                               Current Charge:              $150 one time processing fee
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           SAME AS CURRENT.
--------------------------------------------------------------------------------------------------------------------------

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Child Term Insurance Rider        Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of
                                  portion of the Cash Value                                Child Term Rider Unit:
                                  on the Deduction Date                                    Without Waiver of Deduction
                                                                                           Amount Coverage Rider: $0.50
                                                                                           With Waiver of Deduction
                                                                                           Amount Coverage Rider: $0.52
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           CHILD TERM RIDER UNIT:
                                                                                           WITHOUT WAIVER OF DEDUCTION
                                                                                           AMOUNT COVERAGE RIDER: $0.50
                                                                                           WITH WAIVER OF DEDUCTION
                                                                                           AMOUNT COVERAGE RIDER: $0.52
                                                              ------------------------------------------------------------
                                                              Sample Charge for an         Monthly Rate per $1000 of
                                                              11-year-old male with        Child Term Rider Unit:
                                                              $11,000 Child Term Rider     Without Waiver of Deduction
                                                              face amount                  Amount Coverage Rider  $0.50
                                                                                           With Waiver of Deduction
                                                                                           Amount Coverage Rider: $0.52
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

             CHARGE               WHEN WE DEDUCT THE CHARGE                         AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Cost of Living Adjustment Rider*  Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of Net
                                  portion of the Cash Value                                Amount At Risk for the First
                                  on the Deduction Date                                    Year of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           NET  AMOUNT AT RISK THE FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of Net
                                                              47-year-old male,            Amount At Risk the First Year
                                                              non-smoker, preferred risk   of Coverage:
                                                              class, with death benefit    Current: $0.2649
                                                              option 1 and a $600,000      Guaranteed: $0.4622
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Coverage Extension Rider          Not applicable.             Current Charge:              No Charge
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           NO CHARGE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Estate Tax Repeal Rider           Monthly from the unloaned   Current Charge:              $25 monthly for the first year
                                  portion of the Cash Value
                                  on the Deduction Date
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           $25 MONTHLY FOR THE FIRST YEAR
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Full Surrender Charge Waiver      Monthly from the unloaned   Current Charge:              $5 monthly for the first five
Rider                             portion of the Cash Value                                years
                                  on the Deduction Date
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           $5 MONTHLY FOR THE FIRST FIVE
                                                                                           YEARS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee Rider  Not applicable              Current Charge:              No Charge
(lifetime)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           NO CHARGE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Lapse Protection Guarantee Rider  Monthly from the unloaned   Current Charge:              $10 per month
(20 year)                         portion of the Cash Value
                                  on the Deduction Date
                                  until the earliest of the
                                  first twenty (20) Policy
                                  Years or the Maturity
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           $10 PER MONTH
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Maturity Extension Rider          Not applicable              Current Charge:              No Charge
(available only if Insured's
Issue Age is between 81-85)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           NO CHARGE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Primary Insured Term Rider+       Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of
                                  portion of the Cash Value                                Term Amount for the First
                                  on the Deduction Date.                                   Year of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT FOR THE FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of
                                                              47-year-old male,            Term Amount for the First
                                                              non-smoker, preferred risk   Year of Coverage:
                                                              class, with death benefit    Current: $ 0.2648
                                                              option 1 and a $600,000      Guaranteed: $0.4620
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

             CHARGE                WHEN WE DEDUCT THE CHARGE                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Specified Amount Payment Rider    Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of
($1 - Guideline Annual            portion of the Cash Value                                Specified Amount:
Premium) (not available in NY)    on the Deduction Date                                    Minimum: $0.00322(6)
                                                                                           Maximum: $0.01140(7)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           SPECIFIED AMOUNT:
                                                                                           MINIMUM: $0.00322(6)
                                                                                           MAXIMUM: $0.01140(7)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of
                                                              45-year-old male,            Specified Amount:
                                                              non-smoker, preferred risk   Current: $0.00611
                                                              class, with death benefit    Guaranteed: $0.00611
                                                              option 1 and a $600,000
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Spouse Term Insurance Rider++     Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of
                                  portion of the Cash Value                                Term Amount for the First
                                  on the Deduction Date.                                   Year of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           TERM AMOUNT FOR THE FIRST
                                                                                           YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of
                                                              40-year-old female,          Term Amount for the First
                                                              non-smoker, preferred risk   Year of Coverage:
                                                              class, with death benefit    Current: $ 0.1509
                                                              option 1 and a $120,000      Guaranteed: $0.2111
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Return of Premium Rider*          Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of Net
                                  portion of the Cash Value                                Amount At Risk the First Year
                                  on the Deduction Date                                    of Coverage:
                                                                                           Minimum: $0.0571(1)
                                                                                           Maximum: $57.8023(2)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF NET
                                                                                           AMOUNT AT RISK THE FIRST YEAR
                                                                                           OF COVERAGE:
                                                                                           MINIMUM: $0.0571(1)
                                                                                           MAXIMUM: $77.1471(2)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of Net
                                                              45-year-old male,            Amount At Risk the First Year
                                                              non-smoker, preferred risk   of Coverage:
                                                              class, with death benefit    Current: $ 0.2648
                                                              option 1 and a $600,000      Guaranteed: $0.4620
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Waiver of Deduction Amount        Monthly from the unloaned   Current Charge:              Monthly Rate per $1000 of
Rider+++*                         portion of the Cash Value                                Monthly Deduction Amount for
                                  on the Deduction Date                                    the First Year of Coverage:
                                                                                           Minimum: $0.0000(5)
                                                                                           Maximum: $0.2587(6)
                                                              ------------------------------------------------------------
                                                              GUARANTEED CHARGE:           MONTHLY RATE PER $1000 OF
                                                                                           MONTHLY DEDUCTION AMOUNT FOR
                                                                                           THE FIRST YEAR OF COVERAGE:
                                                                                           MINIMUM: $0.0000(5)
                                                                                           MAXIMUM: $0.2587(6)
                                                              ------------------------------------------------------------
                                                              Sample Charge for a          Monthly Rate per $1000 of
                                                              47-year-old male,            Monthly Deduction Amount for
                                                              non-smoker, preferred risk   the First Year of Coverage:
                                                              class, with death benefit    Current: $0.0243
                                                              option 1 and a $600,000      Guaranteed: $0.0243
                                                              face amount:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------

(1) Sample charge for a 9-year-old female preferred plus underwriting class with death benefit option 1.

(2) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.

(3) Sample charge for any insured with an issue age less than 30 years old regardless of sex, risk class or underwriting.

(4) Sample charge for any insured with issue ages between 60-65 years old (inclusive) regardless of sex, risk class, or underwriting.

(5) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting. Please note that this Rider is never free. This Rider does not offer any benefits until age 5 so there is no charge until the Insured is age 5.

(6) Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.

(7) Sample charge for any male smoker insured with an issue age less than 23 years old regardless of underwriting.

(8) Sample charge for a 59-year-old female nonsmoker regardless of underwriting.

# Minimum benefit amount of $25,000. Maximum limits are $100,000 for issue ages less than 26. Otherwise the maximum limit is $300,000. Rider benefit amount cannot exceed the base stated amount minimum.

+ Minimum benefit amount of $1,000. Maximum limits subject to underwriting. Rider benefit amount is subject to a $100,000 base stated amount minimum. Generally, these rates increase each year.

++ Minimum benefit amount of $50,000. Maximum limits subject to underwriting and cannot exceed the base stated amount. Rider face is subject to a $50,000 base stated amount minimum. Generally, these rates increase each year.

+++  Generally, these rates increase each year.

* There is no charge for the Rider itself, however there is an additional COI cost resulting from the Rider's application.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                      MINIMUM         MAXIMUM
                                                    -----------     ------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.  0.27%           9.05%

UNDERLYING FUND FEES AND EXPENSES

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------                 ----------     ------------   --------   ------------  ---------------      ----------
Capital Appreciation Fund.....      0.75%           --           0.07%       0.82%            --              0.82%(1)

Dreyfus Stock Index Fund --
Initial Shares................      0.25%           --           0.02%       0.27%            --              0.27%

Managed Assets Trust..........      0.50%           --           0.09%       0.59%            --              0.59%(1)

Money Market Portfolio........      0.32%           --           0.10%       0.42%            --              0.42%(2)
ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES FUND, INC.
   AllianceBernstein Premier
     Growth Portfolio --
     Class B*.................      1.00%          0.25%         0.05%       1.30%           0.25%            1.05%(3)

AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund -- Class
     2 Shares*................      0.66%          0.25%         0.04%       0.95%            --              0.95%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------                 ----------     ------------   --------   ------------  ---------------      ----------
   Growth Fund-- Class 2            0.37%          0.25%         0.02%       0.64%            --              0.64%
     Shares*..................

   Growth-Income Fund -- Class
     2 Shares*................      0.33%          0.25%         0.01%       0.59%            --              0.59%

CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Market
     Portfolio+...............      1.25%           --           0.56%       1.81%            --                 --(26)

DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class...........      0.75%           --           0.11%       0.86%            --              0.86%(4)

DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio --
     Initial Shares...........      0.75%           --           0.05%       0.80%            --              0.80%

   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%           --           0.07%       0.82%            --              0.82%

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small Cap Fund --
     Class 2 Shares*..........      0.51%          0.25%         0.29%       1.05%           0.04%            1.01%(5)

   Mutual Shares Securities
     Fund -- Class 2 Shares*..      0.60%          0.25%         0.20%       1.05%            --              1.05%(6)

   Templeton Developing
     Markets Securities Fund
    -- Class 2 Shares*........      1.25%          0.25%         0.30%       1.80%            --              1.80%

   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.69%          0.25%         0.22%       1.16%           0.04%            1.12%(7)

   Templeton Growth
     Securities Fund -- Class
     1 Shares+................      0.81%           --           0.07%       0.88%            --              0.88%(8)

GOLDMAN SACHS VARIABLE
   INSURANCE TRUST
   Goldman Sachs Capital
     Growth Fund..............      0.75%           --           0.68%       1.43%           0.53%            0.90%(9)

GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares...........      0.31%           --           0.03%       0.34%            --              0.34%

   Fundamental Value Portfolio      0.75%           --           0.02%       0.77%            --              0.77%

JANUS ASPEN SERIES
   Global Technology
     Portfolio -- Service
     Shares*..................      0.65%          0.25%         0.20%       1.10%            --              1.10%

   Mid Cap Growth Portfolio--
     Service Shares*..........      0.65%          0.25%         0.02%       0.92%            --              0.92%

   Worldwide Growth Portfolio
    -- Service Shares*........      0.65%          0.25%         0.06%       0.96%            --              0.96%

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small
     Cap Portfolio*...........      0.75%          0.25%         0.42%       1.42%           0.17%            1.25%(10)

PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.26%       0.66%           0.01%            0.65%(11)

PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*..................      0.65%          0.25%         0.10%       1.00%            --              1.00%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------                 ----------     ------------   --------   ------------  ---------------      ----------
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth
     Fund -- Class IB Shares*.      0.70%          0.25%         0.86%       1.81%            --              1.81%(12)

   Putnam VT International
     Equity Fund -- Class IB
     Shares*..................      0.77%          0.25%         0.22%       1.24%            --              1.24%(12)

   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.      0.80%          0.25%         0.12%       1.17%            --              1.17%(12)

SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund --
     Class A Shares...........      0.45%           --           0.64%       1.09%           0.44%            0.65%(13)

   Small Cap Index Fund --
     Class A Shares...........      0.35%           --           0.26%       0.61%           0.16%            0.45%(14)

SMITH BARNEY MULTIPLE
   DISCIPLINE TRUST
   Multiple Discipline
     Portfolio -- All
     Capitalization Growth
     and All Capitalization
     Value*...................      0.75%          0.25%         0.31%       1.31%            --                 --(26)

   Multiple Discipline
     Portfolio -- Balanced All
     Capitalization Growth
     and All Capitalization
     Value*...................      0.75%          0.25%         1.35%       2.35%            --                 --(26)

THE MERGER FUND VL
   The Merger Fund VL.........      1.25%           --           7.80%       9.05%           7.65%            1.40%(15)

THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%           --           0.18%       0.78%            --              0.78%(16)

   Equity Income Portfolio....      0.75%           --           0.12%       0.87%            --              0.87%(17)

   Large Cap Portfolio........      0.75%           --           0.11%       0.86%            --              0.86%(17)

   MFS Mid Cap Growth
     Portfolio................      0.80%           --           0.12%       0.92%            --              0.92%(18)

   Pioneer Fund Portfolio.....      0.72%           --           0.40%       1.12%            --              1.12%(19)

   U.S. Government Securities
     Portfolio................      0.32%           --           0.10%       0.42%            --              0.42%(1)

   Zero Coupon Bond Fund
     Portfolio Series 2005+...      0.10%           --           1.06%       1.16%            --                 --(20),(26)

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio................      0.80%           --           0.05%       0.85%            --              0.85%

   MFS Total Return Portfolio.      0.80%           --           0.02%       0.82%            --              0.82%

   Pioneer Strategic Income
     Portfolio................      0.75%           --           0.25%       1.00%            --              1.00%

   Smith Barney Aggressive
     Growth Portfolio.........      0.80%           --           0.02%       0.82%            --              0.82%

   Smith Barney High Income
     Portfolio................      0.60%           --           0.09%       0.69%            --              0.69%

   Smith Barney International
     All Cap Growth Portfolio+      0.90%           --           0.09%       0.99%            --              0.99%

   Smith Barney Large Cap
     Value Portfolio..........      0.65%           --           0.04%       0.69%            --              0.69%

   Smith Barney Large
     Capitalization Growth
     Portfolio................      0.75%           --           0.04%       0.79%            --              0.79%

   Strategic Equity Portfolio.      0.80%           --           0.04%       0.84%            --              0.84%

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES
----------------                 ----------     ------------   --------   ------------  ---------------      ----------
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio Class
     II Shares*...............      0.60%          0.25%         0.05%       0.90%            --              0.90%

   Emerging Growth Portfolio
     Class I Shares...........      0.70%           --           0.07%       0.77%            --              0.77%

VARIABLE INSURANCE PRODUCTS
   FUND
   Equity-Income Portfolio --
     Initial Class+...........      0.48%           --           0.09%       0.57%            --                --(21),(26)

   Growth Portfolio -- Initial
     Class+...................      0.58%           --           0.09%       0.67%            --                --(22),(26)

   High Income Portfolio --
     Initial Class+...........      0.58%           --           0.11%       0.69%            --              0.69%

VARIABLE INSURANCE PRODUCTS
   FUND II
   Asset Manager Portfolio --
     Initial Class+...........      0.53%           --           0.10%       0.63%            --                --(23),(26)

   Contrafund(R) Portfolio --
     Service Class*...........      0.58%          0.10%         0.09%       0.77%            --                --(24),(26)

VARIABLE INSURANCE PRODUCTS
   FUND III
   Mid Cap Portfolio --
     Service Class 2*.........      0.58%          0.25%         0.12%       0.95%            --                --(25),(26)


--------------

* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

+    Closed to new investors.

NOTES

(1) Fund has a voluntary waiver of 1.25%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(2) Fund has a voluntary waiver of 0.40%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(8) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(9) The adviser has contractually agreed to maintain the expense limitation to 0.90% through June 30, 2005.

(10) Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2004 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.

(11) "Other Expenses" reflects a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(12) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.

(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(15) The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that the total Fund operating expenses on an annual basis do not exceed 1.40%. This contract expires July 1, 2004, but may be annually renewed by the Board of Trustees thereafter. The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the fund over a period of three years if it is able to do so without causing Fund operating expenses to exceed the 1.40% cap.

(16) Fund has a voluntary waiver of 0.80%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(17) Fund has a voluntary waiver of 0.95%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(18) Fund has a voluntary waiver of 1.00%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(19) Effective 5/1/03, shareholders approved a new Investment Advisory Agreement that increased the management fee from 0.65% to 0.75%. The actual Management Fee for the year was a blended rate of 0.72%. Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(20) Fund has a voluntary waiver of 0.15%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.56%. These offsets may be discontinued at any time.

(22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued as any time.

(23) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.62%. These offsets may be discontinued at any time.

(24) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.75%. These offsets may be discontinued at any time.

(25) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(26) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                            VOLUNTARY FEE
                                                                            WAIVER AND/OR
                                                                               EXPENSE              NET TOTAL ANNUAL
FUNDING OPTION..                                                            REIMBURSEMENT          OPERATING EXPENSES
-----------------                                                      ------------------------  ------------------------
Credit Suisse Trust Emerging Market Portfolio......................             0.41%                     1.40%
Multiple Discipline Portfolio -- All Capitalization Growth and All
Capitalization Value...............................................             0.31%                     1.00%
Multiple Discipline Portfolio -- Balanced All Capitalization Growth
and All Capitalization Value.......................................             1.35%                     1.00%
Zero Coupon Bond Fund Portfolio Series 2005........................             1.01%                     0.15%
Equity-Income Portfolio -- Initial Class...........................             0.01%                     0.56%
Growth Portfolio -- Initial Class..................................             0.03%                     0.64%
Asset Manager Portfolio -- Initial Class...........................             0.01%                     0.62%
Contrafund(R) Portfolio -- Service Class...........................             0.02%                     0.75%
Mid Cap Portfolio -- Service Class 2...............................             0.02%                     0.93%

                 DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
                                    AND FUNDS
                             THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

THE TRAVELERS LIFE AND ANNUITY COMPANY is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico.

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

               THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate Account. The income, gains, and losses are credited to, or charged against each Separate Account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

The Travelers Insurance Company sponsors The Travelers Fund UL Separate Account for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II Separate Account for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both Separate Accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The Separate Accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The Separate Accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of the Separate Accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

                                                         INVESTMENT                               INVESTMENT
            FUNDING OPTION                                OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund          Travelers Asset Management
                                           normally invests in equity securities      International Company LLC ("TAMIC")
                                           of issuers of any size and in any          Subadviser: Janus Capital Corp.
                                           industry.

Dreyfus Stock Index Fund -- Initial        Seeks to match the total return of the     The Dreyfus Corporation
Shares                                     S&P 500 Index. The Fund normally           Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P       Associates
                                           500 in proportion to their weighting
                                           in the index.

Managed Assets Trust                       Seeks high total return. The Fund          TAMIC
                                           normally invests in equities,              Subadviser: Travelers Investment
                                           convertible and fixed-income               Management Company ("TIMCO")
                                           securities. The Fund's policy is to
                                           allocate investments among asset
                                           classes.

Money Market Portfolio                     Seeks high current return with             TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
   AllianceBernstein Premier Growth        Seeks growth of capital. The Fund          Alliance Capital Management L.P.
     Portfolio-- Class B                   normally invests in equity securities
                                           of a relatively small number of
                                           intensely researched U.S. companies.

                                                         INVESTMENT                               INVESTMENT
            FUNDING OPTION                                OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund       Capital Research and Management
                                           normally invests in common stocks of       Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund       CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.     CRM
                                           The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging            Seeks long term growth of capital. The     Credit Suisse Asset Management, LLC
     Market Portfolio+                     Fund normally invests in equity            Subadviser: Credit Suisse Asset
                                           securities of companies located in, or     Management Limited
                                           conducting a majority of their
                                           business, in emerging markets.
DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term         Delaware Management
     Standard Class                        total return with capital appreciation     Company("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks long term capital growth             The Dreyfus Corporation ("Dreyfus")
     Appreciation Portfolio -- Initial     consistent with the preservation of        Subadviser: Fayez Sarofim & Co.
     Shares                                capital. Current income is a secondary
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund --     Seeks to maximize capital                  Dreyfus
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small Cap Fund -- Class 2      Seeks long-term capital growth. The        Franklin Advisers, Inc.
     Shares                                Fund normally invests in small
                                           capitalization companies.

   Mutual Shares Securities Fund --        Seeks capital appreciation. Income is      Franklin Mutual Advisers, LLC
     Class 2 Shares                        a secondary objective. The Fund
                                           normally invests in equity securities
                                           of companies believed to be
                                           undervalued.

   Templeton Developing Markets            Seeks long-term capital appreciation.      Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests in the
                                           investments of emerging market
                                           countries, primarily equity securities.

   Templeton Foreign Securities Fund       Seeks long-term capital growth. The        Templeton Investment Counsel, LLC
    -- Class 2 Shares                      Fund normally invests in investments,
                                           primarily equity securities, of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Growth Securities Fund --     Seeks long-term capital growth. The        Templeton Global Advisors Limited
     Class 1 Shares+                       Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Goldman Sachs Capital Growth Fund       Seeks long-term growth of capital. The     Ayco Asset Management
                                           Fund normally invests in common stocks
                                           of large capitalization companies.

                                                         INVESTMENT                               INVESTMENT
            FUNDING OPTION                                OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I       Seeks investment results that, before      TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Fundamental Value Portfolio             Seeks long-term capital growth.            Smith Barney Fund Management LLC
                                           Current income is a secondary              ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies,
                                           believed to be undervalued.
JANUS ASPEN SERIES
   Global Technology Portfolio --          Seeks long-term growth of capital. The     Janus Capital Management
     Service Shares                        Fund normally invests in securities of     LLC ("Janus Capital")
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Mid Cap Growth Portfolio -- Service     Seeks capital growth. The Fund             Janus Capital
     Shares                                normally invests in equity securities
                                           of mid-sized companies.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner        Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap             Seeks long-term capital appreciation.      Lazard Asset Management, LLC
     Portfolio                             The Fund normally invests in equity
                                           securities, principally common stocks,
                                           of relatively small U.S. companies
                                           that are believed to be undervalued
                                           based on their earnings, cash flow or
                                           asset values.
PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio --               Seeks maximum total return, consistent     Pacific Investment Management
     Administrative Class                  with preservation of capital and           Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares          normally invests in the equity
                                           securities of mid-size companies.
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital. The     Putnam Investment Management
     Class IB Shares+                      Fund normally invests in the common        ("Putnam")
                                           stocks of U.S. companies believed to
                                           be fast-growing and whose earnings are
                                           likely to increase over time.

   Putnam VT International Equity          Seeks capital appreciation. The Fund       Putnam
     Fund -- Class IB Shares+              normally invests in common stocks of
                                           companies outside the U S.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund       Putnam
     Class IB Shares                       normally invests in the common stocks
                                           of U.S. companies believed to be
                                           undervalued in the market.
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund -- Class A    Seeks to replicate, before expenses,       Deutsche Asset Management,
     Shares                                the performance of the Morgan Stanley      Inc("Deutsche")
                                           Capital International EAFE Index,          Subadviser: Northern Trust
                                           which emphasizes stocks of companies       Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.

                                                         INVESTMENT                               INVESTMENT
            FUNDING OPTION                                OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,       Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000        Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes        Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
   Multiple Discipline Portfolio --        Seeks long-term growth of capital. The     SBFM
     All Capitalization Growth and         Fund normally invests in equity
     All Capitalization Value              securities within all market
                                           capitalization ranges. The Fund
                                           consists of two segments. The All Cap
                                           Growth segment combines the growth
                                           potential of small to medium
                                           companies with the stability of
                                           high-quality large company growth
                                           stocks. The All Cap Value segment
                                           invests in companies whose market
                                           prices are attractive in relation to
                                           their business fundamentals.

   Multiple Discipline Portfolio --        Seeks long-term growth of capital          SBFM
     Balanced All Capitalization           balanced principal preservation. The
     Growth and All Capitalization         Fund normally invests in equity and
     Value                                 fixed-income growth securities. The
                                           Fund consists of three segments. The
                                           All Cap Growth segment combines the
                                           growth potential of small to medium
                                           companies with the stability of
                                           high-quality large company growth
                                           stocks. The All Cap Value segment
                                           invests in companies whose market
                                           prices are attractive in relation to
                                           their business fundamentals. The
                                           Government Securities Management
                                           (7-Year) segment invests in short and
                                           intermediate term U.S. government
                                           securities with an average maturity
                                           of 7 years.

THE MERGER FUND VL
   The Merger Fund VL                      Seeks capital growth by engaging in        Westchester Capital Management,
                                           merger arbitrage. The Fund will            Inc.
                                           normally invest in the equity
                                           securities of companies that are
                                           involved in publicly announced
                                           mergers, takeovers, tender offers,
                                           leveraged buyouts, spin-offs,
                                           liquidations and other corporate
                                           reorganizations. Merger arbitrage is a
                                           highly specialized investment approach
                                           generally designed to profit from the
                                           successful completion of such
                                           transactions.
THE TRAVELERS SERIES TRUST

   Convertible Securities Portfolio        Seeks current income and capital           TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.

   Equity Income Portfolio                 Seeks reasonable income. The Fund          TAMIC
                                           normally invests in equity securities      Subadviser: Fidelity Management &
                                           with a focus on income producing           Research Company ("FMR")
                                           equities.

   Large Cap Portfolio                     Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in the               Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in equity            Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization that are
                                           believed to have above average growth
                                           potential.

   Pioneer Fund Portfolio                  Seeks reasonable income and capital        TAMIC
                                           growth. The Fund normally invests in
                                           Subadviser: Pioneer Investment equity
                                           securities that are carefully
                                           Management Inc. selected, reasonably
                                           priced securities.

                                                         INVESTMENT                               INVESTMENT
            FUNDING OPTION                                OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
   U.S. Government Securities              Seeks current income, total return and     TAMIC
                                           Portfolio high credit quality. The
                                           Fund normally invests in securities
                                           issued or guaranteed by the U.S.
                                           Government, its agencies or
                                           instrumentalities.

   Zero Coupon Bond Fund Portfolio         Seeks high consistent total return         TAMIC
     Series 2005+                          with preservation of capital. The Fund
                                           normally invests in zero coupon
                                           securities.

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund       Travelers Investment Adviser Inc.
                                           normally invests in common stocks of       ("TIA")
                                           companies that are likely to benefit       Subadviser:  AIM Capital
                                           from new products, services or             Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent      TIA
                                           with the prudent employment of             Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio      Seeks high current income consistent       TIA
                                           with preservation of capital. The Fund     Subadviser: Putnam Investment
                                           normally invests in debt securities of     Management, Inc.
                                           U.S. and foreign governments and
                                           corporations.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.      SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings.

   Smith Barney High Income Portfolio      Seeks high current income.                 SBFM
                                           Secondarily, seeks capital
                                           appreciation. The Fund normally
                                           invests in high yield corporate debt
                                           and preferred stock of U.S. and
                                           foreign issuers.

   Smith Barney International All Cap      Seeks total return on assets from          SBFM
     Growth Portfolio+                     growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.

   Smith Barney Large Cap Value            Seeks long-term growth of capital.         SBFM
     Portfolio                             Current income is a secondary
                                           objective. The Fund normally invests
                                           in equities, or similar securities,
                                           of companies with large market
                                           capitalizations.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The     SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund       TIA
                                           normally invests in the equity             Subadviser: FMR
                                           securities, primarily in common stocks
                                           of domestic issuers, and is not
                                           constrained to any particular
                                           investment style.

VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares      Seeks capital growth and income. The       Van Kampen Asset Management Inc.
                                           Fund normally invests in common and        ("Van Kampen")
                                           preferred stocks, and convertible
                                           securities, of well established
                                           undervalued companies.

   Emerging Growth Portfolio Class I       Seeks capital appreciation. The Fund       Van Kampen
     Shares                                normally invests in common stocks of
                                           emerging growth companies.
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio -- Initial      Seeks reasonable income. The Fund          FMR
     Class+                                normally invests in equity securities
                                           with a focus on income producing
                                           equities.

   Growth Portfolio -- Initial Class+      Seeks capital appreciation. The Fund       FMR
                                           normally invests in common stocks
                                           believed to have above-average growth
                                           potential.

                                                         INVESTMENT                               INVESTMENT
            FUNDING OPTION                                OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   ------------------------------------
   High Income Portfolio -- Initial        Seeks a high level of current income       FMR
     Class+                                while also considering growth of
                                           capital. The Fund normally invests in
                                           income-producing debt securities,
                                           preferred stocks and convertible
                                           securities, with an emphasis on
                                           lower-quality debt securities.

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio -- Initial      Seeks high total return with reduced       FMR
     Class+                                risk over the long-term. The Fund
                                           normally invests by allocating assets
                                           among stocks, bonds and short-term
                                           instruments.

   Contrafund(R) Portfolio -- Service      Seeks long term capital appreciation.      FMR
     Class                                 The Fund normally invests in common
                                           stocks of companies whose value may
                                           not be fully recognized by the public.
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2    Seeks long term growth of capital. The     FMR
                                           Fund normally invests in common stocks
                                           of companies with medium market
                                           capitalizations.

--------------
+    Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next semi-annual or annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to Separate Accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to Qualified Plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Cash Value to the Fixed Account (subject to certain restrictions -- see Transfers). We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Cash Value. The Fixed Account will not share in the investment performance of our General Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     o the ability for you to make withdrawals and surrenders under the Policies

     o    the ability for you to obtain a loan under the Policies

     o    the Death Benefit paid on the death of the Insured

     o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

     o administration of the various elective options available under the Policies and

     o    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     o expenses associated with underwriting applications, increases in the Stated Amount, and Riders

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

     o sales and marketing expenses including commission payments to your sales agent and

     o    other costs of doing business.

RISKS we assume include:

     o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and

     o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 1.50% OF EACH PREMIUM PAYMENT. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. This charge is waived if the Policy Stated Amount plus the Primary Insured Term Rider is at least $5,000,000.

     o PREMIUM TAX CHARGE: We deduct a charge of 2.25% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

     o FEDERAL DEFERRED ACQUISITION COST CHARGE: We deduct a charge of 1.25% OF EACH PREMIUM PAYMENT to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account, (unless you select the ALLOCATED CHARGES OPTION - see below.) We deduct the amount on the first day of each

Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of
(1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

     o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

     o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

     o POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000.

     o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: A Policy surrendered for all or a portion of its Cash Value during the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on the amount of the increase in Stated Amount on surrenders made within ten (10) Policy Years following an increase in Stated Amount pursuant to a Cost of Living Adjustment Rider or in changing the Death Benefit option. The surrender charge is a per thousand of Stated Amount charge that varies by original issue age and increases with the issue age of the Insured.

The surrender charge decreases by 10% each year over the ten (10) year period. For example, for a 45-year-old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

 POLICY YEAR         CHARGE ($)              POLICY YEAR          CHARGE ($)
--------------     ----------------         ---------------     ---------------
      1              $1,077.00                    6               $538.50
      2                 969.00                    7                430.50
      3                 861.00                    8                322.50
      4                 754.00                    9                216.00
      5                 646.50                    10               108.00

The minimum PARTIAL SURRENDER amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties. (For additional information please see the Policy Summary and the Fee Tables in this prospectus.)

DECREASES IN THE STATED AMOUNT OF INSURANCE. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

     o MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks at an annual rate of 0.85% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers Variable Life is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account to which you direct your Net Premium Payments. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                           SIMILAR POLICY AVAILABILITY

We offer two similar variable life insurance policies to customers: Travelers Variable Life Accumulator and this Policy, Travelers Variable Life. These two Policies were designed for two different classes of customers, with differing investment objectives. The charges and fees of the two Policies are different from each other. Generally, the charges and fees for Travelers Variable Life are less than those for Travelers Variable Life Accumulator.

     o    Travelers Variable Life is most appropriate if:

          o Your objective is to obtain the highest death benefit that can be purchased for a specific premium amount

          o You are more concerned with paying the lowest premium for a specific death benefit need

          o Your objective is to build Cash Value without needing to access these values through loans or surrenders.

     o    Travelers Variable Life Accumulator is most appropriate if:

          o Your objective is to accumulate Cash Value for the purpose of accessing these values through loans and surrenders on a tax favored basis

          o The specified amount of the Policy's death benefit is secondary to taking advantage of accumulating Cash Value on a tax-deferred basis which you can access through loans or surrenders.

Your agent can provide hypothetical illustrations of how each Policy will perform to help you decide which Policy best suits your needs. These illustrations use an assumed rate of return. Less favorable rates of return could require you to make additional Premium Payments to maintain your Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     o    Requested Stated Amount (minimum of $50,000 ($75,000 in NY))

     o    Death Benefit Option

     o    Beneficiary

     o    Investment Option selections and

     o    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application.

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy's Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.

                        TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     o    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     o    Receiving the MATURITY BENEFIT

          If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

               1.   Outstanding Loan

               2.   Monthly Deduction Amount due but not paid and

               3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     o    Changing or revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     o    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

               1.   against the most recent increase in the Stated Amount

               2. to other increases in the reverse order in which they occurred and

               3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable.

     o    Changing the Death Benefit Option

          You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change requires additional underwriting approval.

          You may also request a change from Option 2 to Option 1, without additional underwriting approval.

          Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

     o Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated

          Amount and in consideration of the attained age of the Insured at the time the increase is requested.

          We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

          If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.

Written requests for changes should be sent to the Company's Home Office at One Cityplace, Hartford, Connecticut, 06103-3415. The Company's telephone number is 1-800-334-4298. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. (See the Lapse and Reinstatement section for more information on this Rider.)

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     o mailing a check, payable to Travelers Life & Annuity: to One Cityplace, 3CP, Hartford, CT 06103-3415 or

     o by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY
                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS, the FIXED ACCOUNT and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the following equation:

                    a     - c
                 --------
                    b

a is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

b is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 4.76% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount adjusted for any repayments or additional Policy loan we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS
                             TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party. We may, among other things:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

     TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

     TRANSFER OF CASH VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash

Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy's Cash Value as a result of the requested transfer.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

                                  DEATH BENEFIT

If your Policy is in effect on the death of the Insured, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

            ATTAINED AGE
           OF THE INSURED                      CORRIDOR FACTORS
     ----------------------------       --------------------------------
                0-40                                 250%
                 45                                  215%
                 50                                  185%
                 55                                  150%
                 60                                  130%
                 65                                  120%
                 70                                  115%
                 75                                  105%
                 95+                                 100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (see Limits on Right to Contest and Suicide Exclusion). In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Cash Value for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

       OPTION 1 -- Payments of a fixed amount

       OPTION 2 -- Payments for a fixed period

       OPTION 3 -- Amounts Held at Interest

       OPTION 4 -- Monthly Life Income

       OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

       OPTION 6 -- Joint and Survivor Monthly Life Income-Two-Thirds to Survivor

       OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                   Reduces on Death of First Person Named

       OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two riders, the Maturity Extension Rider and the Coverage Extension Rider that may extend your coverage beyond the Policy's Maturity Date. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the "Other Benefits -- Riders" section below.

                                 OTHER BENEFITS

EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy. If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Primary Insured Term Rider than under the basic variable policy.

ACCIDENTAL DEATH BENEFIT RIDER     Additional death benefit if Insured's death
                                   results from bodily injury before age 70.

ACCELERATED DEATH BENEFIT          Access a portion of death benefit in the
                                   event of terminal illness or permanent
                                   confinement to a nursing care facility.

CHILD TERM INSURANCE RIDER         Provides level term insurance for Insured's
                                   children, stepchildren or legally adopted children.

COST OF LIVING ADJUSTMENT RIDER    Allows automatic increases in the face amount
                                   based on increases in the Consumer Price
                                   Index.

COVERAGE EXTENSION RIDER           The Coverage Extension Rider allows the
(AVAILABLE ONLY IF THE INSURED'S   policy to continue in force beyond the
ISSUE AGE IS 80 OR LESS)           Maturity Date. The policy will be continued
                                   until the earlier of the Insured's Death or the receipt of a request for full surrender.
                                   The Death Benefit after the Maturity Date will be equal to the Amount Insured as of the date of Death, minus any loan amount due and any amounts payable under a collateral assignment of the policy. After the Maturity
                                   Date, interest on loans will continue to accrue and will be added to the total Loan
                                   Account value, and loan
                                   repayments will be accepted. New loans,
                                   partial surrenders and transfers among the Investment Options (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

ESTATE TAX REPEAL RIDER            Allows surrender charges to be waived in the
                                   event that Federal Estate Tax is repealed.

FULL SURRENDER CHARGE WAIVER RIDER For policies with a minimum initial premium of $50,000, -- allows the surrender charges to be waived if the policy is fully surrendered during the first five policy years. There is a charge for this rider.

LAPSE PROTECTION GUARANTEE         This Rider is only available with Death
(LIFETIME)                         Benefit Option 1. The Rider provides that if,
                                   during the lifetime of the Insured the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection
                                   Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction
                                   Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

                                   The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. This Rider may be cancelled if you switch to Death Benefit Option 2. The Monthly Lapse Protection Premium requirement increases after the 10th Policy Year.

LAPSE PROTECTION GUARANTEE         This Rider is only available with Death
(20 YEAR)                          Benefit Option 1. The Rider provides that if,
                                   during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection
                                   Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction
                                   Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

                                   The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing you the new Monthly Lapse Protection Premium that must be met. This Rider may be cancelled if you switch to Death Benefit Option 2. There is a charge for this Rider.

MATURITY EXTENSION RIDER           The Maturity Extension Rider allows the
(AVAILABLE ONLY IF THE INSURED'S   policy to continue in force beyond the
ISSUE AGE IS BETWEEN 81-85)        Maturity Date. The policy will be continued
                                   until the earlier of the Insured's Death or the receipt of a request for full surrender.
                                   The Death Benefit after the Maturity Date will be equal to the Cash Value as of the date of Death, minus any Loan Account value and any amounts payable under a collateral assignment of the policy. After the Maturity
                                   Date, interest on loans will continue to accrue and will be added to the total Loan
                                   Account value, and loan repayments will be accepted. New loans, partial surrenders and transfers among the Investment Options
                                   (funds) will continue to be permitted after the Maturity Date. There is no charge for this rider.

PRIMARY INSURED TERM RIDER         Additional death benefit protection for the
                                   insured.

RETURN OF PREMIUM RIDER            Provides annual increases to the Stated
                                   Amount of the Policy on each Policy
                                   Anniversary. No evidence of insurability is required. The amount of each annual increase will be equal to the sum of the total amount of increases that have been provided under this Rider as of the preceding Policy
                                   Anniversary, multiplied by the Return of Premium Rate shown in the Rider; plus the total premiums received by us and applied to the Policy during the preceding Policy Year, multiplied by 100% plus the Return of Premium
                                   Rate. There is a maximum sum of increases provided under this Rider and once the maximum is reached, no further increases will be allowed. There is no charge for this Rider
                                   (charges for the increases in Stated Amount will apply).

SPECIFIED AMOUNT PAYMENT RIDER     Credits specified amount to the Cash Value in
                                   the event of total disability.

SPOUSE TERM INSURANCE RIDER        Provides additional death benefit coverage
                                   for the Insured's spouse.

WAIVER OF DEDUCTION AMOUNT RIDER   Waives Monthly Deduction Amount in the event
                                   of disability.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans and benefits received under the Accelerated Death Benefit Rider, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

                                 LOAN CONDITIONS

     o You may borrow up to 100% of the Policy's Cash Value, minus surrender charges. We determine Cash Value on the day we receive the written loan request. We will charge you interest on the amount of the loan.

     o The loan request must be at least $500, except where state law requires a different minimum.

     o To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.

     o Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.

     o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. Interest not paid when due will be added to the amount of the loan. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis to the Loan Account. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.

             POLICY YEARS                      RATE CHARGED
             -------------------------------   --------------------------------
             1 - 15                            5.66%
             16 and later                      4.76%


     o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

     o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

     o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on your current premium allocations.

     o We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.

     o If any unpaid loan amount, including any interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the

Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." In addition, the tax consequences of a loan after the fifteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                   LAPSE PROTECTION GUARANTEE RIDER (LIFETIME)

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                   LAPSE PROTECTION GUARANTEE RIDER (20 YEAR)

This 20 Year rider is available only with Death Benefit Option 1 (the Level Option). The 20 Year Rider provides that if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to the Rider under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The 20 Year Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1)  the Policy was not surrendered for cash

     (2)  you furnish us with acceptable evidence of insurability

     (3)  you pay all past due Monthly Deduction Amounts

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts

     (5)  you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

     o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     o    A definition of a life insurance contract

     o    Diversification requirements for separate account assets

     o Limitations on policy owner's control over the assets in a separate account

     o Guidelines to determine the maximum amount of premium that may be paid into a policy

     o    Limitations on withdrawals from a policy

     o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets. As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10% additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax legal or adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION
                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     o    the Cash Value, Stated Amount and Amount Insured

     o    the date and amount of each Premium Payment

     o    the date and amount of each Monthly Deduction

     o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

     o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

     o    the annualized cost of any Riders purchased under the Policy and

     o a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another Separate Account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates, and may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds and/or overhead expenses incurred by the broker-dealer firms in offering the variable product. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with Interlink Securities, Inc., Intersecurities, Inc., NFP Securities, Inc., The Leaders Group, Tower Square Securities, Inc., Transamerica Financial Advisers, Inc., Highland Capital Securities, Inc. and Underwriter Equity Corporation. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, including both commissions and additional compensation as outlined above, may vary depending on the selling and other agreementS in place, but is not expected to exceed 130.28% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewal premium paid after Policy Year 1. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Funds or serves as a subadviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                              FINANCIAL STATEMENTS

We have included the applicable Company's financial statements and the applicable Separate Account's financial statements in the applicable Statement of Additional Information.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- (see Mutual Fund.)

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- either The Travelers Insurance Company or The Travelers Life and Annuity Company depending on which company issues your Policy.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Variable Life, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- The amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
--------------------------------------------------------------------------------

 SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
               (FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK)

                                                            DURATION
           ------------------------------------------------------------------------------------------------------------------
  ISSUE
   AGE         1          2         3          4           5          6          7            8          9          10
---------- ---------- -------------------- ----------- ---------- ---------- -----------  ----------  --------- -----------
    0           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    1           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    2           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    3           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    4           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    5           2.19       1.97      1.75        1.53       1.31       1.10        0.88        0.66       0.44        0.22
    6           2.19       1.97      1.75        1.53       1.31       1.10        0.88        0.66       0.44        0.22
    7           2.21       1.99      1.77        1.55       1.33       1.11        0.88        0.66       0.44        0.22
    8           2.23       2.01      1.78        1.56       1.34       1.12        0.89        0.67       0.45        0.22
    9           2.26       2.03      1.81        1.58       1.36       1.13        0.90        0.68       0.45        0.23
   10           2.39       2.15      1.91        1.67       1.43       1.20        0.96        0.72       0.48        0.24
   11           2.46       2.21      1.97        1.72       1.48       1.23        0.98        0.74       0.49        0.25
   12           2.54       2.29      2.03        1.78       1.52       1.27        1.02        0.76       0.51        0.25
   13           2.65       2.39      2.12        1.86       1.59       1.33        1.06        0.80       0.53        0.27
   14           2.75       2.48      2.20        1.93       1.65       1.38        1.10        0.83       0.55        0.28
   15           2.76       2.48      2.21        1.93       1.66       1.38        1.10        0.83       0.55        0.28
   16           2.77       2.49      2.22        1.94       1.66       1.39        1.11        0.83       0.55        0.28
   17           2.79       2.51      2.23        1.95       1.67       1.40        1.12        0.84       0.56        0.28
   18           2.82       2.54      2.26        1.97       1.69       1.41        1.13        0.85       0.56        0.28
   19           2.90       2.61      2.32        2.03       1.74       1.45        1.16        0.87       0.58        0.29
   20           2.86       2.57      2.29        2.00       1.72       1.43        1.14        0.86       0.57        0.29
   21           2.93       2.64      2.34        2.05       1.76       1.47        1.17        0.88       0.59        0.29
   22           2.99       2.69      2.39        2.09       1.79       1.50        1.20        0.90       0.60        0.30
   23           3.04       2.74      2.43        2.13       1.82       1.52        1.22        0.91       0.61        0.30
   24           3.06       2.75      2.45        2.14       1.84       1.53        1.22        0.92       0.61        0.31
   25           3.08       2.77      2.46        2.16       1.85       1.54        1.23        0.92       0.62        0.31
   26           3.14       2.83      2.51        2.20       1.88       1.57        1.26        0.94       0.63        0.31
   27           3.25       2.93      2.60        2.28       1.95       1.63        1.30        0.98       0.65        0.33
   28           3.37       3.03      2.70        2.36       2.02       1.69        1.35        1.01       0.67        0.34
   29           3.47       3.12      2.78        2.43       2.08       1.74        1.39        1.04       0.69        0.35
   30           3.49       3.14      2.79        2.44       2.09       1.75        1.40        1.05       0.70        0.35
   31           3.64       3.28      2.91        2.55       2.18       1.82        1.46        1.09       0.73        0.36
   32           3.78       3.40      3.02        2.65       2.27       1.89        1.51        1.13       0.76        0.38
   33           3.92       3.53      3.14        2.74       2.35       1.96        1.57        1.18       0.78        0.39
   34           4.08       3.67      3.26        2.86       2.45       2.04        1.63        1.22       0.82        0.41
   35           4.19       3.77      3.35        2.93       2.51       2.10        1.68        1.26       0.84        0.42
   36           4.43       3.99      3.54        3.10       2.66       2.22        1.77        1.33       0.89        0.44
   37           4.66       4.19      3.73        3.26       2.80       2.33        1.86        1.40       0.93        0.47
   38           4.91       4.42      3.93        3.44       2.95       2.46        1.96        1.47       0.98        0.49
   39           5.14       4.63      4.11        3.60       3.08       2.57        2.06        1.54       1.03        0.51
   40           5.69       5.12      4.55        3.98       3.41       2.85        2.28        1.71       1.14        0.57
   41           6.05       5.45      4.84        4.24       3.63       3.03        2.42        1.82       1.21        0.61
   42           6.41       5.77      5.13        4.49       3.85       3.21        2.56        1.92       1.28        0.64
   43           6.76       6.08      5.41        4.73       4.06       3.38        2.70        2.03       1.35        0.68
   44           7.13       6.42      5.70        4.99       4.28       3.57        2.85        2.14       1.43        0.71
   45           7.18       6.46      5.74        5.03       4.31       3.59        2.87        2.15       1.44        0.72
   46           7.66       6.89      6.13        5.36       4.60       3.83        3.06        2.30       1.53        0.77

 SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
               (FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK)

                                                            DURATION
           ------------------------------------------------------------------------------------------------------------------
  ISSUE
   AGE         1          2         3          4           5          6          7            8          9          10
---------- ---------- -------------------- ----------- ---------- ---------- -----------  ----------  --------- -----------
   47           8.14       7.33      6.51        5.70       4.88       4.07        3.26        2.44       1.63        0.81
   48           8.63       7.77      6.90        6.04       5.18       4.32        3.45        2.59       1.73        0.86
   49           9.11       8.20      7.29        6.38       5.47       4.56        3.64        2.73       1.82        0.91
   50          10.00       9.00      8.00        7.00       6.00       5.00        4.00        3.00       2.00        1.00
   51          10.67       9.60      8.54        7.47       6.40       5.34        4.27        3.20       2.13        1.07
   52          11.35      10.22      9.08        7.95       6.81       5.68        4.54        3.41       2.27        1.14
   53          12.02      10.82      9.62        8.41       7.21       6.01        4.81        3.61       2.40        1.20
   54          12.70      11.43     10.16        8.89       7.62       6.35        5.08        3.81       2.54        1.27
   55          13.01      11.71     10.41        9.11       7.81       6.51        5.20        3.90       2.60        1.30
   56          13.99      12.59     11.19        9.79       8.39       7.00        5.60        4.20       2.80        1.40
   57          14.97      13.47     11.98       10.48       8.98       7.49        5.99        4.49       2.99        1.50
   58          15.96      14.36     12.77       11.17       9.58       7.98        6.38        4.79       3.19        1.60
   59          16.93      15.24     13.54       11.85      10.16       8.47        6.77        5.08       3.39        1.69
   60          17.91      16.12     14.33       12.54      10.75       8.96        7.16        5.37       3.58        1.79
   61          19.52      17.57     15.62       13.66      11.71       9.76        7.81        5.86       3.90        1.95
   62          21.12      19.01     16.90       14.78      12.67      10.56        8.45        6.34       4.22        2.11
   63          22.73      20.46     18.18       15.91      13.64      11.37        9.09        6.82       4.55        2.27
   64          24.34      21.91     19.47       17.04      14.60      12.17        9.74        7.30       4.87        2.43
   65          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   66          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   67          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   68          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   69          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   70          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   71          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   72          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   73          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   74          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   75          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   76          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   77          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   78          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   79          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   80          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   81          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   82          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   83          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   84          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   85          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54

                                   APPENDIX C
--------------------------------------------------------------------------------

 SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
                     (FOR POLICIES ISSUED IN NEW YORK ONLY)

                                                            DURATION
           ------------------------------------------------------------------------------------------------------------------
  ISSUE
   AGE         1          2         3          4           5          6          7            8          9          10
---------- ---------- -------------------- ----------- ---------- ---------- -----------  ----------  --------- -----------
    0           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    1           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    2           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    3           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    4           2.04       1.84      1.63        1.43       1.22       1.02        0.82        0.61       0.41        0.20
    5           2.19       1.97      1.75        1.53       1.31       1.10        0.88        0.66       0.44        0.22
    6           2.19       1.97      1.75        1.53       1.31       1.10        0.88        0.66       0.44        0.22
    7           2.21       1.99      1.77        1.55       1.33       1.11        0.88        0.66       0.44        0.22
    8           2.23       2.01      1.78        1.56       1.34       1.12        0.89        0.67       0.45        0.22
    9           2.26       2.03      1.81        1.58       1.36       1.13        0.90        0.68       0.45        0.23
   10           2.39       2.15      1.91        1.67       1.43       1.20        0.96        0.72       0.48        0.24
   11           2.46       2.21      1.97        1.72       1.48       1.23        0.98        0.74       0.49        0.25
   12           2.54       2.29      2.03        1.78       1.52       1.27        1.02        0.76       0.51        0.25
   13           2.65       2.39      2.12        1.86       1.59       1.33        1.06        0.80       0.53        0.27
   14           2.75       2.48      2.20        1.93       1.65       1.38        1.10        0.83       0.55        0.28
   15           2.76       2.48      2.21        1.93       1.66       1.38        1.10        0.83       0.55        0.28
   16           2.77       2.49      2.22        1.94       1.66       1.39        1.11        0.83       0.55        0.28
   17           2.79       2.51      2.23        1.95       1.67       1.40        1.12        0.84       0.56        0.28
   18           2.82       2.54      2.26        1.97       1.69       1.41        1.13        0.85       0.56        0.28
   19           2.90       2.61      2.32        2.03       1.74       1.45        1.16        0.87       0.58        0.29
   20           2.86       2.57      2.29        2.00       1.72       1.43        1.14        0.86       0.57        0.29
   21           2.93       2.64      2.34        2.05       1.76       1.47        1.17        0.88       0.59        0.29
   22           2.99       2.69      2.39        2.09       1.79       1.50        1.20        0.90       0.60        0.30
   23           3.04       2.74      2.43        2.13       1.82       1.52        1.22        0.91       0.61        0.30
   24           3.06       2.75      2.45        2.14       1.84       1.53        1.22        0.92       0.61        0.31
   25           3.08       2.77      2.46        2.16       1.85       1.54        1.23        0.92       0.62        0.31
   26           3.14       2.83      2.51        2.20       1.88       1.57        1.26        0.94       0.63        0.31
   27           3.25       2.93      2.60        2.28       1.95       1.63        1.30        0.98       0.65        0.33
   28           3.37       3.03      2.70        2.36       2.02       1.69        1.35        1.01       0.67        0.34
   29           3.47       3.12      2.78        2.43       2.08       1.74        1.39        1.04       0.69        0.35
   30           3.49       3.14      2.79        2.44       2.09       1.75        1.40        1.05       0.70        0.35
   31           3.64       3.28      2.91        2.55       2.18       1.82        1.46        1.09       0.73        0.36
   32           3.78       3.40      3.02        2.65       2.27       1.89        1.51        1.13       0.76        0.38
   33           3.92       3.53      3.14        2.74       2.35       1.96        1.57        1.18       0.78        0.39
   34           4.08       3.67      3.26        2.86       2.45       2.04        1.63        1.22       0.82        0.41
   35           4.19       3.77      3.35        2.93       2.51       2.10        1.68        1.26       0.84        0.42
   36           4.43       3.99      3.54        3.10       2.66       2.22        1.77        1.33       0.89        0.44
   37           4.66       4.19      3.73        3.26       2.80       2.33        1.86        1.40       0.93        0.47
   38           4.91       4.42      3.93        3.44       2.95       2.46        1.96        1.47       0.98        0.49
   39           5.14       4.63      4.11        3.60       3.08       2.57        2.06        1.54       1.03        0.51
   40           5.69       5.12      4.55        3.98       3.41       2.85        2.28        1.71       1.14        0.57
   41           6.05       5.45      4.84        4.24       3.63       3.03        2.42        1.82       1.21        0.61
   42           6.41       5.77      5.13        4.49       3.85       3.21        2.56        1.92       1.28        0.64
   43           6.76       6.08      5.41        4.73       4.06       3.38        2.70        2.03       1.35        0.68
   44           7.13       6.42      5.70        4.99       4.28       3.57        2.85        2.14       1.43        0.71
   45           7.18       6.46      5.74        5.03       4.31       3.59        2.87        2.15       1.44        0.72
   46           7.66       6.89      6.13        5.36       4.60       3.83        3.06        2.30       1.53        0.77

 SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
                     (FOR POLICIES ISSUED IN NEW YORK ONLY)

                                                             DURATION
           ------------------------------------------------------------------------------------------------------------------
  ISSUE
   AGE         1          2         3          4           5          6          7            8          9          10
---------- ---------- -------------------- ----------- ---------- ---------- -----------  ----------  --------- -----------
   47           8.14       7.33      6.51        5.70       4.88       4.07        3.26        2.44       1.63        0.81
   48           8.63       7.77      6.90        6.04       5.18       4.32        3.45        2.59       1.73        0.86
   49           9.11       8.20      7.29        6.38       5.47       4.56        3.64        2.73       1.82        0.91
   50          10.00       9.00      8.00        7.00       6.00       5.00        4.00        3.00       2.00        1.00
   51          10.67       9.60      8.54        7.47       6.40       5.34        4.27        3.20       2.13        1.07
   52          11.35      10.22      9.08        7.95       6.81       5.68        4.54        3.41       2.27        1.14
   53          12.02      10.82      9.62        8.41       7.21       6.01        4.81        3.61       2.40        1.20
   54          12.70      11.43     10.16        8.89       7.62       6.35        5.08        3.81       2.54        1.27
   55          13.01      11.71     10.41        9.11       7.81       6.51        5.20        3.90       2.60        1.30
   56          13.99      12.59     11.19        9.79       8.39       7.00        5.60        4.20       2.80        1.40
   57          14.97      13.47     11.98       10.48       8.98       7.49        5.99        4.49       2.99        1.50
   58          15.96      14.36     12.77       11.17       9.58       7.98        6.38        4.79       3.19        1.60
   59          16.20      13.77     11.34       10.53       9.72       8.10        6.48        4.86       3.24        1.62
   60          16.30      13.86     11.41       10.60       9.78       8.15        6.52        4.89       3.26        1.63
   61          16.50      14.03     11.55       10.73       9.90       8.25        6.60        4.95       3.30        1.65
   62          16.70      14.20     11.69       10.86      10.02       8.35        6.68        5.01       3.34        1.67
   63          16.90      14.37     11.83       10.99      10.14       8.45        6.76        5.07       3.38        1.69
   64          17.20      14.62     12.04       11.18      10.32       8.60        6.88        5.16       3.44        1.72
   65          17.40      14.79     12.18       11.31      10.44       8.70        6.96        5.22       3.48        1.74
   66          17.70      15.05     12.39       11.51      10.62       8.85        7.08        5.31       3.54        1.77
   67          18.00      15.30     12.60       11.70      10.80       9.00        7.20        5.40       3.60        1.80
   68          18.40      15.64     12.88       11.96      11.04       9.20        7.36        5.52       3.68        1.84
   69          18.80      15.98     13.16       12.22      11.28       9.40        7.52        5.64       3.76        1.88
   70          19.50      16.58     13.65       12.68      11.70       9.75        7.80        5.85       3.90        1.95
   71          20.50      17.43     14.35       13.33      12.30      10.25        8.20        6.15       4.10        2.05
   72          21.70      18.45     15.19       14.11      13.02      10.85        8.68        6.51       4.34        2.17
   73          23.00      19.55     16.10       14.95      13.80      11.50        9.20        6.90       4.60        2.30
   74          24.40      20.74     17.08       15.86      14.64      12.20        9.76        7.32       4.88        2.44
   75          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   76          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   77          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   78          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   79          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   80          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   81          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   82          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   83          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   84          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54
   85          25.40      22.86     20.32       17.78      15.24      12.70       10.16        7.62       5.08        2.54

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, 3CP, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI contains additional information about the Registrant and can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03927 and 811-07411


                                                                         L-16281

                                                                           05/04